SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  February 27, 1996




KINARK CORPORATION
(Exact name of registrant
as specified in its charter)




 Delaware                 1-3920                 71-0268502
(State or other           (Commission            (I.R.S. Employer
jurisdiction of           File Number)           Identification No.)
incorporation)




7060 South Yale Avenue, Tulsa, OK              74136
(Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code:  (918) 494-0964




N/A
(Former name or former address, if changed since last report.)

Item 7 is hereby amended to read as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     The following Pro Forma Consolidated Financial Data of Kinark Corporation (the "Company") consists of a Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1995 (the "Pro Forma Balance Sheet"), and a Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995.

     The Pro Forma Balance Sheet reflects the disposition of substantially all the assets and liabilities of the Company's Kinpak subsidiary, comprising the Company's chemical packaging business. Substantially all of the assets of Kinpak were sold on February 27, 1996 for $1,840,000 consisting of $850,000 cash and the assumption of Kinpak's capital lease on its plant facilities which was financed by a $3,000,000 industrial revenue bond issue. The Company realized a $110,000 gain on disposal, before applicable income taxes, which was net of $227,000 of operating losses incurred during the disposal period. The Company remains contingently liable on Kinpak's capital lease, which requires payments aggregating $990,000 through 1999. The Pro Forma Balance Sheet is presented as if the disposition had been consummated on December 31, 1995.

     The 1995 Pro Forma Statement of Operations reflects the disposition of Kinpak as if the transaction was consummated on January 1, 1995.

     The Pro Forma Consolidated Financial Data should be read in conjunction with the separate historical financial statements of the Company, the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual report on Form 10-K for the year ended December 31, 1994, and the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1995. The Pro Forma Consolidated Financial Data is based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The Pro Forma Consolidated Financial Data does not purport to represent what the Company's financial position or results of operations would actually have been if the aforementioned transactions in fact had occurred on such date or at the beginning of the periods indicated or to project the Company's financial position or results of operations at any future date or for any future period.

KINARK CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995 (Unaudited)



                                                                 Kinark
                                   Kinark         Kinark         Adjusted
                                   Historical     Eliminations   Historical
                                                  (In thousands)

ASSETS

Current assets:
     Cash                               $(23)     $(53)          $30

     Accounts receivable                4,010     341            3,669
     Allowance                          (166)     (5)            (161)
          Receivables, net              3,844     336            3,508

     Net assets of discontinued
          operations                              (1,434)        1,434
     Inventories                        3,002     387            2,615
     Prepaid assets                     569       3              566
          Total current assets          7,392     (761)          8,153

Fixed assets                            36,938    6,483          30,455
     Less accumulated depreciation      (26,357)  (4,909)        (21,448)
Fixed assets, net                       10,581    1,574          9,007

Other assets:
     Deferred income taxes              1,710                    1,710
     Other assets                       145                      145
          Total other assets            1,855                    1,855

          Total                         $19,828   $813           $19,015

                                                            (Continued)

KINARK CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995 (Unaudited)
                                                                 Kinark
                                   Kinark         Kinark         Adjusted
                                   Historical     Eliminations   Historical
                                                  (In thousands)


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Long-term debt - current portion   $817      $220           $597
     Accounts payable                   1,761     168            1,593
     Accrued expenses - other           1,730     (327)          2,057
          Total current liabilities     4,308     61             4,247

Long-term debt                          6,453     752            5,701
Lease obligations                       262       --             262

     Total long-term liabilities        6,715     752            5,963

     Total liabilities                  11,023    813            10,210

SHAREHOLDERS' EQUITY

Common stock                            520       --             520

Additional paid-in capital              10,531    --             10,531

Treasury Stock                          (5,976)                  (5,976)
Retained earnings                       3,730     --             3,730
Shareholders' equity                    8,805     --             8,805

     Total                              $19,828   $813           $19,015


See note to pro forma condensed consolidated financial statements.  (Concluded)

KINARK CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
DECEMBER 31, 1995 (Unaudited)



                                                                 Kinark
                                   Kinark         Kinark         Adjusted
                                   Historical     Eliminations   Historical
                                             (In thousands, except share)
                                                  and per share data)


SALES                                   $31,331   $6,085         $25,246

COSTS AND EXPENSES:
     Cost of sales                      24,318    3,771          20,547
     Selling, general and
          administrative                6,059     2,443          3,616
     Depreciation and amortization      1,713     242            1,471
          Operating loss                (759)     (371)          (388)

OTHER (INCOME) EXPENSE:
     Interest expense (net)             714       80             634
     Other (income) expense             270       142            128
          Other expenses (net)          984       222            762

Loss from continuing operations before
     income taxes                       (1,743)   (593)          (1,150)

Income taxes                            (504)     (57)           (447)

     Loss from continuing operations    $(1,239)  $(536)         $(703)

Loss per common share from continuing
     operations                         $(0.33)                  $(0.19)

Weighted average shares outstanding     3,748,230                3,748,230


See note to pro forma condensed consolidated financial statements.

KINARK CORPORATION

NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)


During August, 1995, Company management finalized a formal plan to discontinue the operations of its subsidiary, Kinpak, Inc. Substantially all of the assets of Kinpak were sold on February 27, 1996 for $1,840,000 consisting of $850,000 cash and the assumption of Kinpak's capital lease on its plant facilities which was financed by a $3,000,000 industrial revenue bond issue. The Company realized a $110,000 gain on disposal, before applicable income taxes, which was net of $227,000 of operating losses incurred during the disposal period.

The Company remains contingently liable on Kinpak's capital lease, which requires payments aggregating $990,000 through 1999.

     (C)  EXHIBITS.

      2.1. Asset Purchase Agreement dated as of February 8, 1996, by and among Kinbright, Inc., an Alabama corporation, Ocean Bio-Chem, Inc., a Florida corporation, Kinpak, Inc., a Georgia corporation, and Kinark Corporation, a Delaware corporation.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                    KINARK CORPORATION



                    By:  /s/ Ronald J. Evans
                         Ronald J. Evans
                         President

Dated: March 21, 1996